                                                                   Exhibit 10.31

                           FIFTH AMENDMENT AND CONSENT
                          TO THE FIRST CREDIT AGREEMENT

            FIFTH AMENDMENT AND CONSENT TO THE FIRST CREDIT AGREEMENT, dated as of October 29, 1999 (this "Amendment"), by and among NORTHWEST AIRLINES CORPORATION f/k/a Newbridge Parent Corporation, a Delaware corporation ("Newco"), NORTHWEST AIRLINES HOLDINGS CORPORATION f/k/a Northwest Airlines Corporation, a Delaware corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK NATIONAL ASSOCIATION), as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the First Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Newco, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995, as amended and restated as of October 16, 1996, as further amended and restated as of December 29, 1997, as further amended as of January 23, 1998, as further amended by the Temporary Amendment, dated as of May 12, 1998 (the "Temporary Amendment"), pursuant to which certain provisions of the First Credit Agreement were permanently amended and certain other provisions of the First Credit Agreement were temporarily amended, and as amended as of November 12, 1998 and as of January 27, 1999 (as amended, modified and/or supplemented through the date hereof, the "First Credit Agreement");

            WHEREAS, Newco, Holdings, NWA and the Borrower entered into a Credit Agreement, dated as of May 12, 1998, as amended as of May 29, 1998 and November 12, 1998 and as amended and restated as of February 9, 1999 by and among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent and Bankers Trust Company, as syndication agent (as amended, modified and/or supplemented from time to time by any amendment, modification or supplement, the "Second Credit Agreement");

            WHEREAS, Newco, Holdings, NWA and the Borrower are concurrently herewith entering into an amendment to the Second Credit Agreement, dated as of the date hereof (the "First Amendment to the Amended and Restated Second Credit Agreement");

            WHEREAS, the parties hereto wish to amend certain provisions of the First Credit Agreement;

            WHEREAS, the Banks party hereto wish to consent to the First Amendment to the Amended and Restated Second Credit Agreement;

            NOW THEREFORE, It is agreed:

            1. Section 8.06 of the First Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of clause (o), (ii) deleting the "." and inserting the text "; and" at the end of clause (p) and (iii) inserting the following clause (q) at the end of said Section:

            "(q) Indebtedness consisting of (x) unsecured direct or contingent obligations of Newco or any of its Subsidiaries with respect to special facilities revenue bonds issued for the benefit of Newco or any of its Subsidiaries or (y) unsecured direct or contingent obligations of Newco or any of its Subsidiaries with respect to general airport revenue bonds to the extent of the portion of the proceeds thereof used for improvements to the leased premises of Newco or any of its Subsidiaries at the related airport, provided that such Indebtedness (a) is Permitted Municipal Indebtedness or (b) if not Permitted Municipal Indebtedness, does not exceed $80,000,000 in the aggregate at any time outstanding."

            2. Section 8.13 of the First Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following proviso:

            "; provided, however, the Borrower shall be permitted to enter into the Second Amendment to the Second Credit Agreement, the Amendment to the Second Credit Agreement Aircraft Mortgage and the First Amendment to the Amended and Restated Second Credit Agreement"

            3. Section 10 of the First Credit Agreement is hereby amended by deleting the definition of Identified Indebtedness appearing therein and inserting the following new definition in lieu thereof:

            "'Identified Indebtedness' shall mean and include (i) Contingent Obligations incurred pursuant to Section 8.06(i), (ii) Indebtedness incurred pursuant to Section 8.06(q), (iii) Contingent Obligations of NATC for the benefit of a third party in respect of its space lease in Grand Forks, North Dakota, provided the maximum aggregate liability of NATC in request of all such Contingent Obligations shall not exceed $2,500,000,
      (iv) Indebtedness of the type described in clause (iii) of the definition thereof in connection with the Borrower's pledge of its receivables generated through the Scheduled Airline Traffic Office to secure Indebtedness incurred by the Scheduled Airline Traffic Office, the proceeds of which are advanced to the Borrower on a non-recourse basis (other than such pledged receivables) and (v) Indebtedness incurred pursuant to Section 8.06(j) but only to the extent that such credit enhancement letters of credit or backstop liquidity facilities referred to therein are not drawn upon."

            4. Section 10 of the First Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

            " 'First Amendment to the Amended and Restated Second Credit Agreement' shall have the meaning provided in the Fifth Amendment to the First Credit Agreement, dated as of October 29, 1999 by and among the parties thereto.

               'Permitted Municipal Indebtedness' shall mean and include indebtedness of the nature described in Section 8.06(q) incurred in connection with:

            (a) $15,235,000 Charter County of Wayne, Michigan Special Airport Facilities Revenue Bonds (Northwest Airlines, Inc. Facilities) Series 1999;

            (b) $32,795,000 New York City Industrial Development Agency Special Facility Revenue Bonds (1997 Northwest Airlines, Inc. Project);

            (c) up to $50,000,000 of revenue bonds issued to finance improvements to be made at Memphis International Airport;

            (d) up to $130,000,000 of revenue bonds issued to finance improvements to be made at Minneapolis/St.Paul International Airport; and

            (e) up to $85,000,000 of revenue bonds issued to finance improvements to be made at Seattle-Tacoma International Airport."

            5. This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the First Credit Agreement, the other Credit Documents, the Temporary Amendment or any of the instruments or agreements referred to therein.

            6. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks to enter into this Consent, each of Newco, Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default shall exist on the Fifth Amendment Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

            7. This Amendment shall become effective as of the date first written above (the "Fifth Amendment Effective Date") when each of the following conditions has been met (provided that if all such conditions have not been so met by November 12, 1999, then this Consent will not become effective):

            (i) the representations of Newco, Holdings, NWA and the Borrower set forth in paragraph 6 above shall be true and correct in all material respects;

            (ii) each of Newco, Holdings, NWA, the Borrower and the Required Banks shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

            (iii) there shall have been delivered to each of the Agents and each of the Banks a true and complete copy of the First Amendment to the Amended and Restated Second Credit Agreement; provided, that unless the Administrative Agent has received actual notice from another Agent or a Bank signatory hereto that the condition contained in this clause (iii) has not been met to its satisfaction, upon delivery of such Agent's or Bank's signature page to this Amendment in accordance with clause (ii) above, the condition contained in this clause (iii) shall be deemed to have been met to such Agent's or Bank's satisfaction;

            (iv) the "First Amendment Effective Date" (as defined in the Second Amendment to the Second Credit Agreement) shall have occurred;

            (v) the Borrower shall have paid to the Agents and Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due and payable.

            8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

            9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            10. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement, each of the Credit Documents and the Temporary Amendment to the Credit Agreement, any Credit Document or the Temporary Amendment shall be deemed to be references to such Credit Agreement, such Credit Document or such Temporary Amendment as amended hereby.

                                     * * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       NORTHWEST AIRLINES CORPORATION

                                       By:/s/ Rolf S. Andresen
                                          --------------------
                                          Name: Rolf S. Andresen
                                          Title: Vice President and
                                           Chief Accounting Officer


                                       NORTHWEST AIRLINES HOLDINGS CORPORATION

                                       By:/s/ Rolf S. Andresen
                                          --------------------
                                          Name: Rolf S. Andresen
                                          Title: Vice President and
                                           Chief Accounting Officer


                                       NWA INC.

                                       By:/s/ Rolf S. Andresen
                                          --------------------
                                          Name: Rolf S. Andresen
                                          Title: Vice President and
                                           Chief Accounting Officer


                                       NORTHWEST AIRLINES, INC.

                                       By:/s/ Rolf S. Andresen
                                          --------------------
                                          Name: Rolf S. Andresen
                                          Title: Vice President and
                                           Chief Accounting Officer

                                       ABN AMRO BANK N.V.,
                                          CHICAGO BRANCH,
                                          Individually and as Compliance Agent

                                       By:/s/ John E. Lewis
                                          --------------------------------------
                                          Name: John E. Lewis
                                          Title: Senior Vice President

                                       By:/s/ Claudia C. Heldring
                                          --------------------------------------
                                          Name: Claudia C. Heldring
                                          Title: Vice President


                                       BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                       By:/s/ Calli S. Hayes
                                          --------------------------------------
                                          Name: Calli S. Hayes
                                          Title: Managing Director


                                       PARIBAS

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CHASE SECURITIES INC.,
                                          as Syndication Agent

                                       By:/s/ Donald Shokrian
                                          --------------------------------------
                                          Name: Donald Shokrian
                                          Title: Vice President


                                       CITIBANK, N.A.,
                                          as Documentation Agent

                                       By:/s/ Arthur Deffaa
                                          --------------------------------------
                                          Name: Arthur Deffaa
                                          Title: Managing Director


                                       NATIONAL WESTMINSTER BANK PLC,
                                          NEW YORK BRANCH
                                          Individually and as an Agent

                                       By:/s/ David Apps
                                          --------------------------------------
                                          Name: David Apps
                                          Title: Senior Vice President


                                       NATIONAL WESTMINSTER BANK PLC,
                                        NASSAU BRANCH,
                                          Individually and as an Agent

                                       By:/s/ David Apps
                                          --------------------------------------
                                          Name: David Apps
                                          Title: Senior Vice President

                                       U.S. BANK NATIONAL ASSOCIATION
                                          Individually and as an Agent

                                       By:/s/ Mark R. Olmon
                                          --------------------------------------
                                          Name: Mark R. Olmon
                                          Title: Senior Vice President


                                       BANK OF AMERICA N.A.

                                       By:/s/ Chas McDoell
                                          --------------------------------------
                                          Name: Chas McDoell
                                          Title: Principal


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.
                                         CHICAGO BRANCH

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BANQUE NATIONALE DE PARIS

                                       By:/s/ Arnaud Collin du Bocage
                                          --------------------------------------
                                          Name: Arnaud Collin du Bocage
                                          Title: Executive Vice President
                                                 and General Manager

                                       CANADIAN IMPERIAL BANK OF COMMERCE

                                       By:/s/ Lindsay Gordon
                                          --------------------------------------
                                          Name: Lindsay Gordon
                                          Title:Executive Director-CIBC World
                                          Markets Corp. As Agent


                                       CHANG HWA COMMERCIAL BANK, LTD.,
                                         NEW YORK BRANCH

                                       By:/s/ Wan-Tu Yeh
                                          --------------------------------------
                                          Name: Wan-Tu Yeh
                                          Title:Vice President and
                                                General Manager


                                       THE CHASE MANHATTAN BANK

                                       By:/s/ Matthew H. Massie
                                          --------------------------------------
                                          Name: Matthew H. Massie
                                          Title: Managing Director


                                       CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

                                       By:/s/ Samuel S. T. Liu
                                          --------------------------------------
                                          Name: Samuel S. T. Liu
                                          Title: Vice President & DGM

                                       CHRISTIANIA BANK OG KREDITKASSE ASA,
                                         NEW YORK BRANCH

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS
                                         NEW YORK BRANCH

                                       By:/s/ Philippe Soustra
                                          --------------------------------------
                                          Name: Philippe Soustra
                                          Title: Senior Vice President


                                       CREDIT SUISSE FIRST BOSTON

                                       By:/s/ Robert N. Finney
                                          --------------------------------------
                                          Name: Robert N. Finney
                                          Title: Managing Director

                                       By:/s/ William S. Lutkins
                                          --------------------------------------
                                          Name: William S. Lutkins
                                          Title: Vice President

                                       DAI-ICHI KANGYO BANK, LTD.,
                                         CHICAGO BRANCH

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE FUJI BANK, LIMITED

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HAMBURISCHE LANDESBANK--GIROZENTRALE

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BERLIN LANDESBANK--GIROZENTRALE

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, NEW YORK BRANCH

                                       By:/s/ Akihito Watanabe
                                          --------------------------------------
                                          Name: Akihito Watanabe
                                          Title: Vice President


                                       ROYAL BANK OF CANADA

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE SAKURA BANK, LTD.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE SANWA BANK, LIMITED

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH

                                       By:/s/ John H. Kemper
                                          --------------------------------------
                                          Name: John H. Kemper
                                          Title: Senior Vice President


                                       THE SUMITOMO TRUST AND BANKING CO., LTD.

                                       By:/s/ Naoya Takeuchi
                                          --------------------------------------
                                          Name: Naoya Takeuchi
                                          Title: Deputy General Manager